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                                                                    EXHIBIT 99.1

                             Healthcare Realty Trust
                   October 2001 - Investor Slide Presentation

     In addition to the historical information contained within, the matters discussed in this presentation may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in a
     10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2000. Forward-looking statements represent the Company's judgment as of the date of this presentation. The Company disclaims any obligation to update forward-looking material.


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                                CORPORATE PROFILE

        -- Integrated Real Estate Company Focused on Owning, Managing and Developing Income-Producing Real Estate Properties Associated With the Delivery of Healthcare Services

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                                CORPORATE PROFILE

-       Strategy
        --      Provide Integrated Real Estate Solutions
        --      Concentrate on Outpatient Healthcare Facilities
        --      Focus on Long-Term Relationships
-       Internal & External Growth Capabilities
-       Client, Geographic & Property Type Diversification
-       Strong Capital Structure with Conservative Leverage

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                             PERFORMANCE HIGHLIGHTS

-       $1.7 Billion in Total Investments and Commitments
-       257 Owned Properties and Mortgages, 12 Million Square Feet
-       7 Million Square Feet Managed
-       6.8% Average FFO Historical Growth, Flat FFO Growth 2000
-       36.5% Debt to Book Capitalization, Ranked 8th


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                                    STRATEGY

-       Differentiation
        --      Integrate Related Real Estate Services and Capital
        --      Not Just A Finance Company
-       Added Value
        --      Maximize Return on Assets
        --      Mitigate Issues Related to Fraud & Abuse Statutes
        --      Control Operating Expenses
-       Clients
        --      Partnerships...Aligned, Long-Term Incentives
        --      Foster Additional Investments Over Time
        --      Publicly-Traded or Investment Grade


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                                    STRATEGY

-       Markets
        --      Invest with Leading Providers in Growth Markets
        --      Geographic Diversification

-       Facilities
        --      Emphasize Real Estate Fundamentals
        --      Focus on Growth Sectors - Ancillary and Outpatient
        --      Location, Location, Location

-       Growth
        --      Strategic Acquisitions
        --      Cross-Selling of Services
        --      Proactive Property Management


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                               HEALTHCARE OVERVIEW

-       Graphic Omitted: Acute Care Hospital Profit Margins from 1985 to 1999

-- Source: American Hospital Association, as quoted in Modern Healthcare, December 4, 2000, p. 2.

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                               HEALTHCARE OVERVIEW

-       Graphic Omitted: Acute Care Hospital Medicare Margins from 1984 to 1999

-- Source: Medicare Payment Advisory Commission analysis of Medicare cost report data from HCFA, quoted in Jeffries & Company, "Hospital Stocks:
        A Positive Prognosis," October 2000.

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                               HEALTHCARE OVERVIEW

-       Graphic Omitted: Inpatient Admissions per Thousand from 1950 to 1999

--      Source: American Hospital Association, Hospital Statistics 2001.

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                               HEALTHCARE OVERVIEW

-       Graphic Omitted: Inpatient Days vs. Outpatient Visits from 1983 to 1999.

--      Source: American Hospital Association, Hospital Statistics 2001.

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                           INVESTMENT BY FACILITY TYPE

- Graphic Omitted: See Supplemental Data Report available at www.healthcarerealty.com for additional information.

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                             INVESTMENT BY PROVIDER

- Graphic Omitted: See Supplemental Data Report for additional information.

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                               INVESTMENT BY STATE

- Chart and Map Omitted: See Supplemental Data Report for additional information.

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                              GROWTH OPPORTUNITIES

-       Existing Relationships
        --       Additional Investments
        --       Management Services Expansion
-       VHA Inc. Business Partnership
        --       2,200 Not-for-Profit Health Systems
-       Healthcare Industry Size
        --       700,000 Physicians
        --       $14 Billion Healthcare Construction Expenditures
        --       $600 Billion in Healthcare Real Estate
-       Healthcare Industry Capital Demands
        --       Balance Sheet Focus
        --       Margin Pressures
        --       Clinical Mission

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                                CAPITAL STRUCTURE

-       Strong Balance Sheet
-       Debt to Book Capitalization 36.5%
-       $150 Million Senior Revolving Credit Facility
-       $300 Million 8.125% Senior Notes Due 2011
-       $106 Million in Senior Notes Due 2002 and 2006
- Senior Notes Rated "Baa3" by Moody's, "BBB" by Fitch, Duff & Phelps, and "BBB-" by Standard and Poor's
-       3 Million Shares Preferred Stock

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                            INVESTMENTS & COMMITMENTS

- Graphic Omitted: Total investments & commitments from 1995 to 2000. See the Company's financial reports for additional information.

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                                    REVENUES

- Graphic Omitted: Total annual revenues from 1995 to 2000. See the Company's financial reports for additional information.


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                         FUNDS FROM OPERATIONS - DILUTED

- Graphic Omitted: Total funds from operations from 1995 to 2000. See the Company's financial reports for additional information.

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                               DIVIDENDS PER SHARE

- Graphic Omitted: Quarterly dividends per common share from third quarter 1997 to second quarter 2001. See the Company's financial reports for additional information.

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                              INVESTMENT HIGHLIGHTS

-        Healthcare is a Large, Vital and Profitable Industry
         --       Expanding Sectors of Healthcare Industry
         --       Growth Markets with Prominent Clients
-        Distinct Competitive Advantages
         --       Integrated Real Estate Services and Capital
         --       Well-Defined, Differentiated Strategy
         --       Innovative Transaction Structures
         --       Extensive Experience and Client Relationships
         --       Management Expertise
-        Low Leverage and Strong Balance Sheet
-        Cash Flow and Dividend Growth











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